EXHIBIT 32.0

                            CORD BLOOD AMERICA, INC.

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Cord Blood America, Inc. (the "Company") on Form 10-QSB/A (Amending Part I - Items 1, Note 2, Note 7 and
Note 14) for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Matthew L. Schissler, Chief Executive Officer (Principal Executive Officer), of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   September 2, 2005


/s/ Matthew L. Schissler
------------------------
Matthew L. Schissler
Chief Executive Officer
(Principal Executive Officer)